SUPPLEMENT DATED AUGUST 25, 2009
TO THE STATEMENT OF ADDITIONAL INFORMATION
FOR PRINCIPAL FUNDS, INC.
DATED MARCH 1, 2009
(as supplemented on March 20, 2009, May 4, 2009, June 19, 2009, and August 10, 2009)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

DISCLOSURE REGARDING PORTFOLIO MANAGERS
Add the following to the Disclosure Regarding Portfolio Managers section:

Sub-Advisor: Mellon Capital
Effective June 24, 2009, remove the information for John O’Toole and add MidCap Growth Fund III to the list of
Funds for which Ronald Gala serves as a portfolio manager.

Sub-Advisor: Spectrum
Effective July 1, 2009, add the following:

Other Accounts Managed
	Total	Total	Number of	Total Assets
	Number	Assets in	Accounts that	of the
	of	the	base the	Accounts that
	Accounts	Accounts	Advisory Fee	base the
			on	Advisory Fee
			Performance	on
Performance
(in $ millions)
Mark A. Lieb – information as of 12/31/08
Insert fund(s) managed by portfolio manager:
Global Diversified Income Fund, Preferred
Securities Fund, Bond & Mortgage Securities
Fund, High Quality Intermediate - Term Bond
Fund
Registered investment companies	9	$2,759,826,366	0	0

Other pooled investment vehicles	11	$1,887,834,020	0	0

Other accounts	52	$2,775,356,100	0	0

Ownership of Securities
Portfolio Manager	Funds Managed by Portfolio Manager			Dollar Range of
	(list each fund on its own line)			Securities Owned by
the Portfolio Manager
Mark A. Lieb – information as of 12/31/08	Global Diversified Income Fund, Preferred			none
Securities Fund, Bond & Mortgage Securities
Fund, High Quality Intermediate – Term
Bond Fund